intangible assets and goodwill	6 Months Ended
Jun. 30, 2021
intangible assets and goodwill
intangible assets and goodwill

18    intangible assets and goodwill

(a) Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	and other	construction	Total	licences	assets	Goodwill [1,2]	goodwill
AT COST
As at January 1, 2021		$2,915	$6,479	$371	$216	$9,981	$9,910	$19,891	$7,588	$27,479
Additions		—	51	2	323	376	325	701	—	701
Additions arising from business acquisitions	(b)	11	56	7	—	74	—	74	56	130
Dispositions, retirements and other (including capitalized interest)		(32)	(449)	64	—	(417)	—	(417)	—	(417)
Assets under construction put into service		—	288	—	(288)	—	—	—	—	—
Net foreign exchange differences		(66)	(2)	(7)	(1)	(76)	—	(76)	(79)	(155)
As at June 30, 2021		$2,828	$6,423	$437	$250	$9,938	$10,235	$20,173	$7,565	$27,738
ACCUMULATED AMORTIZATION
As at January 1, 2021		$495	$4,274	$96	$—	$4,865	$—	$4,865	$364	$5,229
Amortization		153	364	14	—	531	—	531	—	531
Dispositions, retirements and other		(29)	(453)	28	—	(454)	—	(454)	—	(454)
Net foreign exchange differences		(8)	(1)	(1)	—	(10)	—	(10)	—	(10)
As at June 30, 2021		$611	$4,184	$137	$—	$4,932	$—	$4,932	$364	$5,296
NET BOOK VALUE
As at December 31, 2020		$2,420	$2,205	$275	$216	$5,116	$9,910	$15,026	$7,224	$22,250
As at June 30, 2021		$2,217	$2,239	$300	$250	$5,006	$10,235	$15,241	$7,201	$22,442

1	The amount for goodwill arising from business acquisitions for the year ended December 31, 2020, has been adjusted as set out in (c).
2	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at June 30, 2021, our contractual commitments for the acquisition of intangible assets totalled $33 million over a period ending December 31, 2023 (December 31, 2020 – $56 million over a period ending December 31, 2024).

During the quarter ended March 31, 2021, for $249 million, we acquired 3500 MHz spectrum licences from the previous licensee; such transfer of licences has been approved by Innovation, Science and Economic Development Canada.

Also during the quarter ended March 31, 2021, we obtained the use of AWS-4 spectrum licences from the original licensee and have accounted for them as intangible assets with indefinite lives; such subordination of licences has been approved by Innovation, Science and Economic Development Canada. The terms of payment for the obtained spectrum licences are such that the amounts owed to the original licensee are accounted for as a long-term financial liability, as set out in Note 26(f).

During the quarter ended June 30, 2021, for $21 million, we obtained the use of 2500 MHz licences from the original licensee and have accounted for them as intangible assets with indefinite lives; such subordination of licences has been approved by Innovation, Science and Economic Development Canada.

Innovation, Science and Economic Development Canada’s 3500 MHz band spectrum auction occurred during the period from June 15, 2021, through July 23, 2021. We were the successful auction participant on 142 spectrum licences for a total purchase price of approximately $1.95 billion. In accordance with the terms of the auction, 20% ($390 million) will be remitted to Innovation, Science and Economic Development Canada on, or before, August 13, 2021, while the remaining balance will be paid on, or before, October 4, 2021. Until such time as Innovation, Science and Economic Development Canada determines that we qualify as a radio communications carrier and comply with Canadian Ownership and Control rules, we may not commercially use the licences.

(b) Business acquisitions

Individually immaterial transactions

During the six-month period ended June 30, 2021, we acquired 100% ownership of businesses complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacities of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes. Any differences between the results of operations currently presented and pro forma operating revenues, net income and basic and diluted net income per Common Share amounts reflecting the results of operations as if the business acquisitions had been completed at the beginning of the year are immaterial (as are the post-acquisition operating revenues and net income of the acquired businesses for the three-month and six-month periods ended June 30, 2021).

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

Total of
individually
immaterial
(millions)	transactions [1]
Assets
Current assets
Cash	$2
Accounts receivable [2]	2
Other	4
8
Non-current assets
Property, plant and equipment
Owned assets	5
Right-of-use lease assets	1
Intangible assets subject to amortization [3]	74
Other	19
99
Total identifiable assets acquired	107
Liabilities
Current liabilities
Accounts payable and accrued liabilities	3
Advance billings and customer deposits	1
4
Non-current liabilities
Long-term debt	1
Deferred income taxes	10
11
Total liabilities assumed	15
Net identifiable assets acquired	92
Goodwill	56
Net assets acquired	$148
Acquisition effected by way of:
Cash consideration	$148

1	The purchase price allocation, primarily in respect of customer contracts, related customer relationships and leasehold interests and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.
2	The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimates at the acquisition dates of the contractual cash flows expected to be collected.
3	Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 8 years; software is expected to be amortized over periods of 5-7 years; and other intangible assets are expected to be amortized over periods of 2-4 years.

(c) Business acquisitions – prior period

In 2020, we acquired businesses that were complementary to our existing lines of business. As at December 31, 2020, purchase price allocations had not been finalized. During the three-month period ended March 31, 2021, the preliminary acquisition-date values for goodwill, accounts payable, provisions, deferred income tax liabilities and retained earnings were increased (decreased) by $(11 million), $6 million, $37 million, $(20 million), and $(34 million), respectively; as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those increases (decreases) effective the dates of acquisition.